UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL CAPITAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Solicitation Script (Inbound and Outbound)

Blue Owl Capital Corporation

Meeting Date: June 21st, 2024

Toll Free Number: 866-584-0652

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the Blue Owl Capital Corporation. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Blue Owl Capital Corporation to confirm you have received the proxy materials for the annual meeting of shareholders scheduled for June 21st, 2024. Have you received proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Blue Owl Capital Corporation to confirm you have received the proxy materials for the annual meeting of shareholders scheduled in just a few days on June 21st, 2024. Have you received proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with Blue Owl Capital Corporation. Due to the lack of shareholder participation, annual Meeting of shareholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:

Your board has recommended a vote IN FAVOR of the proposal(s). Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

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And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 866-584-0652.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal(s)with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal(s) reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 866-584-0652.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Voting (Any vote needed):

Your board has recommended a vote ”FOR” the proposals or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

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Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Blue Owl Capital Corporation. You should have received proxy material electronically or in the mail concerning the annual Meeting of Shareholders to be held on June 21st, 2024.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 866-584-0652 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Blue Owl Capital Corporation. You should have received proxy material electronically or in the mail concerning the annual Meeting of Shareholders to be held on June 21st, 2024. Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 866-584-0652 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

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INBOUND—CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND—CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your Funds accounts, please contact your Investment professional. Thank you.

CC Hours (Eastern Time):

Monday through Friday, 9AM to 10PM

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Subject: 2024 OBDC Annual Meeting

Hi XX,

I hope you’re doing well.

I am reaching out to see whether you or your team would like to speak with our management team prior to our June 21st Annual Meeting. We would welcome the opportunity to discuss any questions you may have on our proxy statement and get your perspective on our governance profile.

If you would like to speak before casting your vote, please let me know when works for your schedule.

All the best,

XX

Subject: Upcoming OBDC Annual Meeting

Hi XX,

I hope you’re well.

I wanted to make sure you received the proxy materials for our upcoming annual meetings which we distributed a few weeks ago, and check in on whether you had any questions about the proposals on the ballot since we have not received your vote. I’ve included a copy of the proxy materials for Blue Owl Capital Corporation here for your convenience.

By way of background, there are two proposals on the ballot this year:

•	Proposal 1: To re-elect two board members, Christopher M. Temple and Melissa Weiler, for 3-year terms

•	Proposal 2: To ratify the appointment of KPMG as independent registered public accounting firm for the fiscal year ending December 31, 2024

We’d very much appreciate your vote for these proposals in line with our Board’s recommendations. Your shares can be voted by visiting www.proxyvote.com and entering [your control number below/the control number provided on the proxy materials you received].

If you have any questions about the proposals or how to vote, please let us know and we would be happy to help.

Thank you for your support,

XX

Subject: RE: 2024 OBDC Annual Meeting

Hi XX,

I wanted to follow up on my earlier note since I noticed we haven’t received your vote yet.

You can view our 2024 proxy statement here and there are 2 items on this year’s ballot:

•	Proposal 1: To re-elect two board members, Christopher M. Temple and Melissa Weiler, for 3-year terms

•	Proposal 2: To ratify the appointment of KPMG as independent registered public accounting firm for the fiscal year ending December 31, 2024

You can vote by going to www.proxyvote.com or by calling 866-584-0652 and providing the control number which is listed in the email or proxy card you received.

We very much appreciate your support!

XX

Subject: 2024 BDC Annual Meetings—Please Vote

All – We wanted to make you aware that proxy materials for this year’s BDC annual meetings were sent to all shareholders over the past month. If you were a shareholder of record as of March 25, 2024 we would encourage you to vote as soon as possible by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number which is listed in the email or proxy card you received.

This year’s agendas include the following proposals:

•	Proposal 1: To re-elect two board members, Christopher M. Temple and Melissa Weiler, for 3-year terms

•	Proposal 2: To re-ratify the appointment of KPMG as independent registered public accounting firm for the fiscal year ending December 31, 2024

The Board of Directors unanimously recommend investors vote FOR each of the proposals. The voting deadline is June 20, 2024 at 11:59 PM EST.

Please let us know if you have any questions.

Thanks,

XX

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Shareholders Matter Sponsored Blue Owl Capital Corporation needs your participation. Please take action in our Annual Meeting of Shareholders today. ACT NOW Time is running out BLUE OWL Capital Corporation DIALS +1 (866) 584-0652 Click to call 1-866-584-0652 to participate Call now Like Comment, Share

Your vote is needed Click or call to vote today 1-866-584-0652 Blue Owl Capital Corporation

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2024 Annual Meeting

Proxy materials for our annual meeting were recently filed with the SEC. If you are an investor in Blue Owl Capital Corporation (NYSE: OBDC), you should have recently received proxy materials electronically or in the mail.

We value your participation in these meetings. You can vote by going to www.proxyvote.com and providing the control number which is listed in the email or proxy card you received, or by calling 1-866-584-0652.

Please click the links below to access this year's proxy statement or to vote in this year's meeting.

2024 Proxy Statement

Vote Here at ProxyVote.com

Please note you must be a shareholder of record as of the close of business on March 25, 2024 to vote. This year's meeting is scheduled for June 21, 2024.

2024 BDC Annual Meetings

If you are an investor in any of our BDCs, you should have recently received proxy materials electronically or in the mail.

Learn more

Your vote is needed!

Dear Fellow Shareholder,

As of the date of this letter, we have not yet received your vote for Blue Owl Capital Corporation's Annual Meeting of Shareholders, which will be held on June 21, 2024. Your vote is very important to us. Whether or not you plan to attend the virtual meeting, we ask that your shares be represented and voted. Our Board unanimously recommends that you vote FOR each of the proposals on the ballot.

Please respond by voting in favor of each proposal using any of the listed methods below. If a quorum is not achieved, the meeting may be adjourned and may need to be rescheduled until a quorum is achieved. If you have any questions about voting or need additional information, please call our proxy solicitor, Broadridge, at 1-866-584-0652.

Thank you for your continued support of Blue Owl Capital Corporation.

PROXY QUESTIONS?
Call 1-866-584-0652

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-866-584-0652 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

SAMPLE-LTR